EXHIBIT 99.3

BANJO & MATILDA, INC.

INDEX TO PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Combined Financial Information
of Banjo & Matilda Inc. and American Aviation Technologies, LLC

1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The unaudited pro forma condensed combined balance sheet presents the historical balance sheets of Banjo & Matilda, Inc. (“Banjo”) and American Aviation Technologies, LLC (“AAT”) as of September 30, 2019 and June 30, 2019 and accounts for the merger of AAT and Banjo as a reverse merger transaction, with AAT as the accounting acquirer giving effect to the transaction as if it had occurred as of June 30, 2019. On April 16, 2019, Banjo & Matilda, Inc. (“BANJ”) and American Aviation Technologies LLC (“AAT”) entered into an Exchange Agreement dated as of April 16, 2019 pursuant to which Banjo shall acquire 100% of the issued and outstanding membership units of AAT in exchange for the issuance of Banjo shares of its Series A Preferred Stock constituting 86.39% of the total voting power of Banjo capital stock to be outstanding upon closing, after giving effect to the consummation of concurrent debt settlement and other capital stock issuances but before the issuance of shares of capital stock for investor relations purposes. As a result of the Exchange Agreement, AAT will become a wholly owned subsidiary of the Company.

The AAT balance sheet information was derived from its unaudited balance sheet as of September 30, 2019 and audited balance sheet as of June 30, 2019. The Banjo balance sheet information was derived from its unaudited balance sheet as of September 30, 2019 which is included in its interim report Form 10-Q that was filed with the SEC on April 23,2020, and its audited balance sheet as of June 30, 2019, included in its annual report Form 10-K that was filed with the SEC on March 31, 2020.

The unaudited pro forma condensed combined statements of operations are based on the historical statements of AAT and Banjo and combine the results of operations of (i) AAT from inception (August 6, 2018) through June 30, 2019 and (ii) Banjo for the year ended June 30, 2019, giving effect to the transaction as if it occurred on August 6, 2018 (AAT’s inception), and reflecting the pro forma adjustments expected to have a continuing impact on the combined results. Additionally, the unaudited pro forma condensed combined statements of operations are based on the historical statements of AAT and Banjo and combine the results of operations of (i) AAT for the three months ended  September 30, 2019 and (ii) Banjo for the three months ended September 30, 2019, giving effect to the transaction as if it occurred on August 6, 2018 (AAT’s inception), and reflecting the pro forma adjustments expected to have a continuing impact on the combined results.

The historical results of operations of AAT was derived from its unaudited statement of operations for the three months ended September 30, 2019 and its audited statement of operations from inception (August 6, 2018) through June 30, 2019. The historical results of operations for Banjo was derived from its unaudited statement of operations for the three months ended September 30, 2019 and its audited statement of operations for the year ended June 30, 2019.

The unaudited pro forma condensed combined financial statements are for informational purposes only. They do not purport to indicate the results that would have actually been obtained had the reverse acquisition been completed on the assumed dates or for the periods presented, or that may be realized in the future. Furthermore, while the pro forma financial information reflects transaction costs incurred with the merger of AAT with and into Banjo on September 30, 2019, the pro forma financial information does not reflect the impact of any reorganization or restructuring expenses or operating efficiencies resulting from the transaction. The unaudited pro forma condensed combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical financial statements referred to above.

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BANJO & MATILDA, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
AS OF SEPTEMBER 30, 2019

	Banjo & Matilda, Inc. (Historical)	American Aviation Technologies (Historical)	Pro Forma Adjustments		Pro Forma Combined
Assets
Current assets
Cash	$-	$169,796	$-		$169,796
Total current assets	-	169,796	-		169,796

Total assets	$-	$169,796	$-		$169,796

Liabilities
Current liabilities
Trade and other payables	$49,902	$-	$-		$49,902
Accrued interest	-	46	-		46
Accrued interest, related parties	-	1,764	-		1,764
Convertible notes payable	-	153,000	-		153,000
Convertible notes payable, related party	-	68,000	-		68,000
Total current liabilities	49,902	222,810	-		272,712

Total liabilities	49,902	222,810	-		272,712

Stockholders' equity
Series A Preferred stock, $0.00001 par value; 3,500,000 designated; 3,113,368 shares issued and outstanding at September 30, 2019	3	-	28	(i)	31
Common stock, $0.00001 par value; 100,000,000 shares authorized; 69,584,149 shares issued and outstanding at September 30, 2019	696	-	-		696
Additional paid-in capital	15,968,175	50,907	(15,703,074	)(h) (i)	316,008
Other accumulated comprehensive gain	100,007	-	(100,007	)(g)	-
Accumulated deficit	(16,118,783)	(103,921)	15,803,053		(419,651)
Total stockholders' deficit	(49,902)	(53,014)	-		(102,916)
Total liabilities and stockholders' deficit	$-	$169,796	$-		$169,796

See notes to the unaudited pro forma condensed combined financial statements

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BANJO & MATILDA, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
AS OF JUNE 30, 2019

	Banjo & Matilda, Inc. (Historical)	American Aviation Technologies (Historical)	Pro Forma Adjustments		Pro Forma Combined
Assets
Current assets
Cash	$-	$3,029	$-		$3,029
Total current assets	-	3,029	-		3,029

Total assets	$-	$3,029	$-		$3,029

Liabilities
Current liabilities
Trade and other payables	$105,692	$1,877	$(55,789	)(d)	$51,780
Trade and other payables, related parties	576,290	-	(576,290	)(d)	-
Settlement payable	250,000	-	(250,000	)(d)	-
Trade financing	56,194	-	(56,194	)(d)	-
Accrued interest	531,065	-	(531,065	)(d)	-
Accrued interest, related parties	317,218	-	(317,218	)(d)	-
Loans payable, net of discount and deferred interest	580,875	-	(580,875	)(d)	-
Convertible notes payable	171,814	-	(171,814	)(d)	-
Convertible notes payable, related party	443,871	35,000	(443,871	)(d)	35,000
Total current liabilities	3,033,019	36,877	(2,983,116)		86,780

Total liabilities	3,033,019	36,877	(2,983,116)		86,780

Stockholders' equity
Series A Preferred stock, $0.00001 par value; 3,500,000 designated; 3,113,368 shares issued and outstanding at June 30, 2019	10	-	21	(c)(e)(f)	31
Common stock, $0.00001 par value; 100,000,000 shares authorized; 69,584,149 shares issued and outstanding at June 30, 2019	695	-	-		695
Additional paid-in capital	7,377,335	50,907	(7,427,964	)(b)(c)(d)(e)(f)	278
Other accumulated comprehensive gain	100,007		(100,007	)(a)	-
Accumulated deficit	(10,511,066)	(84,755)	10,511,066	(a)(d)(e)	(84,755)
Total stockholders' deficit	(3,033,019)	(33,848)	2,983,116		(83,751)
Total liabilities and stockholders' deficit	$-	$3,029	$-		$3,029

See notes to the unaudited pro forma condensed combined financial statements

4

BANJO & MATILDA, INC.
UNAUDITED CONDENSED COMBINED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2019

	Banjo & Matilda, Inc. (Historical)	American Aviation Technologies (Historical)	Pro Forma Adjustments		Pro Forma Combined
Operating expenses:
Research and development expense	$-	$6,339	$-		$6,339
Professional fees	3,312,002	10,560	(3,312,002	)(j)	10,560
Other general and administrative expenses	24,500	834	-		25,334
Total operating expenses	3,336,502	17,733	(3,312,002)		42,233

Loss from operations	(3,336,502)	(17,733)	3,312,002		(42,233)

Other income (expense)
Interest expense	(49,909)	(1,202)	-		(51,111)
Interest expense, related parties	(22,283)	(230)	-		(22,513)
Loss on settlement of debt	(3,050,886)	-	2,831,847	(j)	(219,039)
Gain on forgiveness of debt	459,049	-	(459,049	)(j)	-
Total other income (expense)	(2,664,029)	(1,432)	2,372,798		(292,663)

Net loss	(6,000,531)	(19,165)	5,684,800		(334,896)

Net Income (Loss) per Common Share - Basic and Diluted	$(0.09)				$(0.00)

Weighted Average Number of Common Shares Outstanding - Basic and Diluted	69,584,149				69,584,149

See notes to the unaudited pro forma condensed combined financial statements

5

BANJO & MATILDA, INC. UNAUDITED CONDENSED COMBINED STATEMENTS OF OPERATIONS

	For the Year Ended June 30, 2019	From Inception (August 6, 2018) through June 30, 2019
	Banjo & Matilda, Inc. (Historical)	American Aviation Technologies (Historical)	Pro Forma Adjustments	Pro Forma Combined
Operating expenses:
Research and development expense	$-	$8,384	$-	$8,384
Payroll and employee related expenses	135,000	-	-	135,000
Professional fees	-	64,311	3,312,002	3,376,313
Other general and administrative expenses	55,016	11,682	-	66,698
Total operating expenses	190,016	84,377	3,312,002	3,586,395

Loss from operations	(190,016)	(84,377)	(3,312,002)	(3,586,395)

Other income (expense)
Interest expense	(189,117)	(378)	-	(189,495)
Interest expense, related parties	(88,394)	-	-	(88,394)
Loss on settlement of debt	-	-	(2,831,847)	(2,831,847)
Gain on forgiveness of debt	18,006	-	391,558	409,564
Total other income (expense)	(259,505)	(378)	(2,440,289)	(2,700,172)

Loss from continuing operations	(449,521)	(84,755)	(5,752,291)	(6,286,567)

Discontinued operations:
Loss from operations of discontinued operations	(54,483)	-	-	(54,483)
Loss on disposition of discontinued operations	(3,883,952)	-	-	(3,883,952)
	(3,938,435)	-	-	(3,938,435)

Net loss	$(4,387,956)	$(84,755)	$(5,752,291)	$(10,225,002)

Basic diluted earnings per share on net loss:
Continuing operations	(0.01)			(0.09)
Discontinued operations	(0.06)			(0.06)
	(0.06)			(0.15)

Weighted average shares outstanding	69,584,149			69,584,149

See notes to the unaudited pro forma condensed combined financial statements

6

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On April 16, 2019, Banjo & Matilda, Inc. (“BANJ”) and American Aviation Technologies LLC (“AAT”) entered into an Exchange Agreement dated as of April 16, 2019 pursuant to which Banjo shall acquire 100% of the issued and outstanding membership units of AAT in exchange for the issuance of Banjo shares of its Series A Preferred Stock constituting 86.39% of the total voting power of Banjo capital stock to be outstanding upon closing, after giving effect to the consummation of concurrent debt settlement and other capital stock issuances but before the issuance of shares of capital stock for investor relations purposes. As a result of the Exchange Agreement, AAT will become a wholly owned subsidiary of the Company.

The pro forma adjustments to the June 30, 2019 combined unaudited financial statements include the following:

a)	To eliminate the accumulated deficit account and other comprehensive gain accounts of Banjo & Matilda, Inc (See Entry #1)

b)	To eliminate the equity account of American Aviation Technologies, LLC (See Entry #1)

c)	To record Preferred Series A stock issued pursuant to the Merger Agreement (See Entry #1)

d)

Extinguishment of liabilities by (i) recording the issuance 185,427 shares of Series A Preferred Stock; related to $2,580,963 in liabilities and (ii) recording the forgiveness of $391,561 in liabilities (See Entry #2)

e)	To record the issuance 165,000 shares of Series A Preferred Stock for compensation (See Entry #2)

f)	To record the return of 1,000,000 shares of Series A Preferred Stock by the Company’s former CEO on 9/30/19 (See Entry #2)

Entry #1 as follows:

	Debit	Credit
Accumulated deficit		16,262,355	(a)
Other comprehensive gain	100,007		(a)
Additional paid in capital	106,861,442
Additional paid in capital (AAT)	50,907		(b)
Preferred stock		28	(c)
Additional paid in capital		90,749,973	(c)

 Entry #2 as follows:

	Debit	Credit
Trade and other payables	55,789		(d)
Trade and other payables, related parties	576,290		(d,g)
Settlement payable	250,000		(d)
Trade financing	56,194		(d)
Accrued interest	531,065		(d,g)
Accrued interest, related parties	317,218		(d,g)
Loans payable, net of discount and deferred interest	580,875		(d)
Convertible notes payable	171,814		(d)
Convertible loan from related parties	443,871		(d)
Preferred stock	7		(d,e,f)
Additional paid in capital		8,734,412	(d,e,f)
Accumulated deficit	5,751,289		(e,g)

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The pro forma adjustments to the September 30, 2019 combined unaudited financial statements include the following:

g)	To eliminate the accumulated deficit account through June 30, 2019 and other comprehensive gain accounts of Banjo & Matilda, Inc.

h)	To eliminate the equity account of American Aviation Technologies, LLC.

i)	To record Preferred Series A stock issued pursuant to the Merger Agreement.

j)

For pro forma purposes, the extinguishment of certain debt and shares issued for compensation were reflected in the June 30, 2019 period. As such these amounts reflected in the unaudited statement of operations for the three months ended September 30, 2019 have to be removed from the 9/30/19 pro forma.

The pro form adjustment entry at September 30, 2019 is as follows:

	Debit	Credit
Accumulated deficit		15,803,053	(a)
Other comprehensive gain	100,007		(a)
Additional paid in capital	106,861,442
Additional paid in capital (AAT)	50,907		(b)
Preferred stock		28	(c)
Additional paid in capital		90,749,973	(c)

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